TCW ETF TRUST

(the “Trust”)

TCW Transform 500 ETF
(the “Fund” and a series of the Trust)

Supplement dated November 4, 2025
to the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)1

This Supplement provides new information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with such documents.

The Fund is updating its diversification policy under the Investment Company Act of 1940, as amended (the “1940 Act”), to reflect that the Fund intends to be diversified in approximately the same proportion as the Fund’s underlying index is diversified. The Fund’s investment objective is not changing and will continue to be to seek investment results that closely correspond, before fees and expenses, to the performance of an index composed of large-capitalization U.S. equities. The Fund may become “non-diversified,” as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Fund’s underlying index. Shareholder approval will not be sought if the Fund crosses from diversified to non-diversified status under such circumstances.

In connection with the foregoing, the Summary Prospectus, Prospectus and SAI are amended as follows:

Summary Prospectus and Prospectus

1.	The following is added after the first paragraph of the “Fund Summary—Principal Investment Strategies” section of the Fund’s Summary Prospectus and the “Additional Information About Principal Investment Strategies and Related Risks – Principal Investment Strategies” section of the Fund’s Prospectus:

The Fund intends to be diversified in approximately the same proportion as the Underlying Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940 (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Underlying Index.

[1]	The Summary Prospectus of the Fund is dated February 28, 2025. The Prospectus and SAI of the Fund are each dated February 28, 2025, as supplemented May 30, 2025 and June 13, 2025.

2.	The following is added to the “Fund Summary—Principal Investment Risks” section of the Fund’s Summary Prospectus:

Non-Diversification Risk. In seeking to track its Underlying Index, the Fund may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. In such circumstances, the Fund may be more susceptible to any economic, political or regulatory event than a diversified fund because a higher percentage of the Fund’s assets may in such circumstances be invested in the securities of a limited number of issuers. This may negatively impact the Fund’s performance and may result in the Fund’s shares experiencing significant fluctuations in value.

3.	The paragraph titled “Non-Diversification Risk” in the “Additional Information About Principal Investment Strategies and Related Risks—Principal Investment Risks” section of the Fund’s Prospectus is deleted in its entirety and replaced with the following:

Non-Diversification Risk. Although each Fund intends to invest in a variety of securities and instruments, each Fund, other than the Transform 500 ETF, is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund. In addition, the Transform 500 ETF, in seeking to track its Underlying Index, may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. As a result, each such Fund may be more exposed to the risks associated with and developments affecting an individual issuer or a smaller number of issuers than a fund that invests more widely. This may increase a Fund’s volatility and cause the performance of a relatively smaller number of issuers to have a greater impact on the Fund’s performance.

Statement of Additional Information

4.	The following is added to the end of the first paragraph under the “General Description of the Trust” section of the Fund’s SAI:

The Transform 500 ETF intends to be diversified in approximately the same proportion as its Underlying Index is diversified. The Transform 500 ETF may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Underlying Index. Shareholder approval will not be sought if the Transform 500 ETF crosses from diversified to non-diversified status under such circumstances.

5.	The Fund’s fundamental diversification policy in the “Investment Restrictions and Policies” section of the Fund’s SAI is hereby deleted in its entirety and replaced with the following:

The Transform 500 ETF intends to be diversified in approximately the same proportion as its Underlying Index is diversified.

Shareholders of the Fund should retain this Supplement for future reference.